Exhibit 16

POWER OF ATTORNEY

WILSHIRE VARIABLE INSURANCE TRUST

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Wilshire Variable Insurance Trust, a Delaware statutory trust, does hereby make, constitute and appoint Lawrence E. Davanzo and Helen Webb Thompson, and each of them, severally, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-14 relating to File No. 333-154520, under the Securities Act of 1933, as amended, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the above-referenced registrant to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 11th day of November, 2008.

Signature	Title	Date

/s/ Roger A. Formisano Roger A. Formisano	Trustee	November 11, 2008

POWER OF ATTORNEY

WILSHIRE VARIABLE INSURANCE TRUST

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Wilshire Variable Insurance Trust, a Delaware statutory trust, does hereby make, constitute and appoint Lawrence E. Davanzo and Helen Webb Thompson, and each of them, severally, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-14 relating to File No. 333-154520, under the Securities Act of 1933, as amended, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the above-referenced registrant to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 11th day of November, 2008.

Signature	Title	Date

/s/ Richard A. Holt Richard A. Holt	Trustee	November 11, 2008

POWER OF ATTORNEY

WILSHIRE VARIABLE INSURANCE TRUST

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Wilshire Variable Insurance Trust, a Delaware statutory trust, does hereby make, constitute and appoint Lawrence E. Davanzo and Helen Webb Thompson, and each of them, severally, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-14 relating to File No. 333-154520, under the Securities Act of 1933, as amended, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the above-referenced registrant to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 11th day of November, 2008.

Signature	Title	Date

/s/ Suanne K. Luhn Suanne K. Luhn	Trustee	November 11, 2008

POWER OF ATTORNEY

WILSHIRE VARIABLE INSURANCE TRUST

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Wilshire Variable Insurance Trust, a Delaware statutory trust, does hereby make, constitute and appoint Lawrence E. Davanzo and Helen Webb Thompson, and each of them, severally, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-14 relating to File No. 333-154520, under the Securities Act of 1933, as amended, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the above-referenced registrant to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 11th day of November, 2008.

Signature	Title	Date

/s/ Harriet A. Russell Harriet A. Russell	Trustee	November 11, 2008